SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 22, 2004



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)




             Florida                    000-1170902              35-2164765
 ---------------------------      ---------------------      ------------------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171


                                 Not Applicable


          (Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

At its April 22, 2004 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is being furnished with this Report:

99.1 Presentation (solely furnished and not filed for purposes of Item 12).

ITEM 12. Results of Operation and Financial Condition

At its April 22, 2004 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.1.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 2004

Florida Community Banks, Inc.
(Registrant)


By:      /s/ Thomas V. Ogletree
         -----------------------
         Thomas V. Ogletree
         Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                Description
-----------     ----------------------------------
     99.1       Presentation

                                                                    EXIBHIT 99.1


Florida Community Banks, Inc.



               2004 Annual
               Shareholders'
               Meeting

Welcome to the 2004 Annual
Meeting of Shareholders


     o    Your Bank is Growing

     o    Your Bank is Increasing Branches

     o    Your Bank is Performing

     o    Your Bank is Planning for the Future

     Growth Highlights


     o    Assets Reached $566 Million at March 31, 2004

     o    Loans and Deposits are at Record Levels

         Branch Additions


     o    A Second Cape Coral Office is Under Construction

     o    Land Acquired for Expanding the Valencia Office

     o    Land Acquired for an Office East Of Ft. Myers

       Performance


     o    Selected as One of the Best Performing Banks in Florida

     o Return on Average Assets was 1.63% in 2003 and 2.05% in 2004 (First Quarter)

     o Return on Average Equity was 21.60% in 2003 and 26.09% in 2004 (First Quarter)

       Planning for the Future


     o    Structuring Management for $1 Billion in Size

     o    Considering Expansion Opportunities in New Counties

     o    Concentrating on Customer Service

       Historical Perspective


     o    Growth Indicators

     o    Quality Indicators

     o    Performance Indicators

       Growth Indicators
       Loans in Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

       Loans     $  127,198  $  152,848   $  181,764  $  227,155  $  318,666   $  416,414  $  437,593  $  445,170

       Growth Indicators
       Deposits in Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

       Deposits  $  165,032  $  193,822   $  204,018  $  249,059  $  317,861   $  423,935  $  423,284  $  466,622

       Growth Indicators
       Total Assets in Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

   Total Assets  $  190,394  $  216,234   $  238,360  $  296,452  $  388,061   $  512,758  $  525,508  $  566,045

       Growth Indicators
       Capital in Thousands of Dollars



                                              [Graphic image omitted]


                   1997        1998         1999        2000        2001         2002        2003       03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

       Capital   $   20,049  $   20,942   $   22,873  $   25,970  $   29,139   $   34,464  $   42,086  $   45,339

       Growth Indicators
       Total Interest Income in Thousands of
       Dollars        (March 2004 Annualized)



                                              [Graphic image omitted]


                   1997        1998         1999        2000        2001         2002        2003       03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

 Interest Income $   14,171  $   16,463   $   18,160  $   24,991  $   27,903   $   31,266  $   33,520  $   36,230

       Growth Indicators
       Total Interest Expense in Thousands of
       Dollars        (March 2004 Annualized)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Interest Expense $    5,758  $    6,117   $    6,231  $   10,276  $   12,018   $   11,787  $   10,081  $    8,686

       Growth Indicators
       Net Interest Income in Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Net Interest
   Income        $    8,413  $   10,346   $   11,929  $   14,715  $   15,885   $   19,479  $   23,439  $   27,543

       Quality Indicators
       Non-Performing Assets in Thousands of
       Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Nonperforming
   Assets        $    6,040  $    4,219   $    3,076  $    1,548  $    2,367   $    7,698  $   17,179  $    7,951

       Quality Indicators
       Allowance for Possible Loan Losses in
       Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Allowance for
   Losses        $    2,045  $    1,750   $    2,261  $    3,267  $    3,803   $    6,319  $    8,067  $    8,419

       Quality Indicators
       Net Charge-Offs in Thousands of Dollars



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Net Charge-Offs  $      815  $    1,215   $      299  $      (6)  $      184   $      (6)  $     (48)  $     (52)

       Performance Indicators
       Net Income in Thousands of Dollars
                    (March 2004 Annualized)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

     Net Income  $    1,350  $    2,514   $    3,656  $    5,085  $    5,346   $    6,418  $    8,397  $   11,142

       Performance Indicators
       Efficiency Ratio



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Efficiency Ratio     70.11%      57.17%       51.01%      45.72%      46.78%       41.38%      41.96%      37.41%

Performance Indicators
       Return on Average Assets
              (March 2004 Annualized)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Return on Assets      0.75%       1.31%        1.73%       1.93%       1.65%        1.44%       1.63%       2.05%

       Performance Indicators
       Return on Average Equity
              (March 2004 Annualized)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Return on Equity      6.86%      12.15%       16.52%      20.57%      19.09%       20.04%      21.60%      26.09%

       Performance Indicators
       Earnings Per Share (Split-Adjusted)
                    (March 2004 Annualized)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

Earnings Per
    Share        $     0.36  $     0.67   $     0.98  $     1.36  $     1.43   $     1.71  $     2.24  $     2.96

       Performance Indicators
       Stock Price at Period-End (Split-Adjusted)



                                              [Graphic image omitted]


                    1997        1998         1999        2000        2001         2002        2003      03/31/04
                 ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------

  Stock Price    $    10.56  $    12.49   $    13.50  $    15.34  $    17.01   $    20.00  $    24.75  $    27.50

       Highlights of 2003


     o    Record Earnings-- $8.4 Million

     o    Highest ROE in Past 5 Years-- 21.6%

     o    13% Increase in ROA Over 2002-- 1.63%

     o    Assets and Loans have Doubled in the Last Four Years